CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Exhibit 10.24
AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT
This Amendment No. 1 to the Exclusive License Agreement (this “Amendment No. 1”) is entered into and effective as of March 24, 2025 (the “Amendment No. 1 Effective Date”), by and between Keros Therapeutics, Inc., a Delaware corporation, having a place of business at 1050 Waltham St., Suite 302, Lexington, MA 02421 (“Keros”), and Takeda Pharmaceuticals U.S.A., Inc., a Delaware corporation having a place of business at 500 Kendall Street, Cambridge, MA 02142 (“Takeda”). Keros and Takeda are hereinafter collectively referred to as “Parties” and singularly as “Party.”
WHEREAS, the Parties entered into that certain Exclusive License Agreement dated as of December 3, 2024 (the “Existing Agreement”); and
WHEREAS, the Parties now seek to amend section 4.2(d) of the Existing Agreement as further described herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained below, the Parties agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings given to such terms in the Existing Agreement.

2.Payment for Prepaid Expenses. Section 4.2(d) of the Existing Agreement is hereby amended by deleting the last sentence in its entirety and replacing it with the following sentence:

Takeda shall pay such expenses within [***] after receipt of such invoice.
3.Effectiveness of Agreement. Except for the changes expressly specified in this Amendment No. 1 all other terms and conditions of the Existing Agreement shall remain unchanged and continue to be in full force and effect on its terms.

4.Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts (delivery of which may be by facsimile, via email as a portable document format (.pdf) or through the use of electronic signatures), each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

[Signature page follows.]
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IN WITNESS, WHEREOF, each Party hereto, intending to be legally bound hereby, have caused this Amendment No. 1 to be executed and delivered by its proper and duly authorized officer effective as of the Amendment No. 1 Effective Date.

Keros Therapeutics, Inc.
By: /s/ Jasbir Seehra
Name: Jasbir Seehra
Date: 3/24/2025

Takeda Pharmaceuticals U.S.A., Inc.
By: /s/ Phil McGurk
Name: Phil McGurk
Date: 3/25/2025

Signature Page to Amendment No. 1 to Exclusive License Agreement

AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT
This Amendment No. 2 to the Exclusive License Agreement (this “Amendment No. 2”) is entered into and effective as of April 23, 2025 (the “Amendment No. 2 Effective Date”), by and between Keros Therapeutics, Inc., a Delaware corporation, having a place of business at 1050 Waltham St., Suite 302, Lexington, MA 02421 (“Keros”), and Takeda Pharmaceuticals U.S.A., Inc., a Delaware corporation having a place of business at 500 Kendall Street, Cambridge, MA 02142 (“Takeda”). Keros and Takeda are hereinafter collectively referred to as “Parties” and singularly as “Party.”
WHEREAS, the Parties entered into that certain Exclusive License Agreement dated as of December 3, 2024 as previously amended by Amendment No. 1 to Exclusive License Agreement, effective as of March 24, 2025, (collectively the “Existing Agreement”); and
WHEREAS, the Parties now seek to amend section 4.2(d) of the Existing Agreement as further described herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained below, the Parties agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment No. 2 shall have the meanings given to such terms in the Existing Agreement.

2.Payment for Prepaid Expenses. Section 4.2(d) of the Existing Agreement is hereby amended by deleting the last sentence in its entirety and replacing it with the following sentence:
Takeda shall pay such expenses within [***] after receipt of such invoice.
3.Effectiveness of Agreement. Except for the changes expressly specified in this Amendment No. 2 all other terms and conditions of the Existing Agreement shall remain unchanged and continue to be in full force and effect on its terms.

4.Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts (delivery of which may be by facsimile, via email as a portable document format (.pdf) or through the use of electronic signatures), each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

[Signature page follows.]

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IN WITNESS, WHEREOF, each Party hereto, intending to be legally bound hereby, have caused this Amendment No. 2 to be executed and delivered by its proper and duly authorized officer effective as of the Amendment No. 2 Effective Date.

Keros Therapeutics, Inc.
By: /s/ Jasbir Seehra
Name: Jasbir Seehra
Date: 4/23/2025

Takeda Pharmaceuticals U.S.A., Inc.
By: /s/ Phil McGurk
Name: Phil McGurk
Date: 4/24/2025

Signature Page to Amendment No. 2 to Exclusive License Agreement

AMENDMENT NO. 3 TO EXCLUSIVE LICENSE AGREEMENT
This Amendment No. 3 to the Exclusive License Agreement (this “Amendment No. 3”) is entered into and effective as of June 5, 2025 (the “Amendment No. 3 Effective Date”), by and between Keros Therapeutics, Inc., a Delaware corporation, having a place of business at 1050 Waltham St., Suite 302, Lexington, MA 02421 (“Keros”), and Takeda Pharmaceuticals U.S.A., Inc., a Delaware corporation having a place of business at 500 Kendall Street, Cambridge, MA 02142 (“Takeda”). Keros and Takeda are hereinafter collectively referred to as “Parties” and singularly as “Party.”
WHEREAS, the Parties entered into that certain Exclusive License Agreement dated as of December 3, 2024 as previously amended by Amendment No. 1 to Exclusive License Agreement, effective as of March 24, 2025, and Amendment No. 2 to Exclusive License Agreement, effective as of April 23, 2025, (collectively the “Existing Agreement”); and
WHEREAS, the Parties now seek to amend section 4.2(d) of the Existing Agreement as further described herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained below, the Parties agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment No. 3 shall have the meanings given to such terms in the Existing Agreement.
2.Payment for Prepaid Expenses. Section 4.2(d) of the Existing Agreement is hereby amended by deleting the last sentence in its entirety and replacing it with the following sentence:
Takeda shall pay such expenses by [***].
3.Effectiveness of Agreement. Except for the changes expressly specified in this Amendment No. 3 all other terms and conditions of the Existing Agreement shall remain unchanged and continue to be in full force and effect on its terms.
4.Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts (delivery of which may be by facsimile, via email as a portable document format (.pdf) or through the use of electronic signatures), each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.
[Signature page follows.]
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IN WITNESS, WHEREOF, each Party hereto, intending to be legally bound hereby, have caused this Amendment No. 3 to be executed and delivered by its proper and duly authorized officer effective as of the Amendment No. 3 Effective Date.

Keros Therapeutics, Inc.
By: /s/ Jasbir Seehra
Name: Jasbir Seehra
Date: 6/5/2025

Takeda Pharmaceuticals U.S.A., Inc.
By: /s/ Phil McGurk
Name: Phil McGurk
Date: 6/5/2025

Signature Page to Amendment No. 3 to Exclusive License Agreement

AMENDMENT NO. 4 TO EXCLUSIVE LICENSE AGREEMENT
This Amendment No. 4 to the Exclusive License Agreement (this “Amendment No. 4”) is entered into and effective as of June 13, 2025 (the “Amendment No. 4 Effective Date”), by and between Keros Therapeutics, Inc., a Delaware corporation, having a place of business at 1050 Waltham St., Suite 302, Lexington, MA 02421 (“Keros”), and Takeda Pharmaceuticals U.S.A., Inc., a Delaware corporation having a place of business at 500 Kendall Street, Cambridge, MA 02142 (“Takeda”). Keros and Takeda are hereinafter collectively referred to as “Parties” and singularly as “Party.”
WHEREAS, the Parties entered into that certain Exclusive License Agreement dated as of December 3, 2024 as previously amended by Amendment No. 1 to Exclusive License Agreement, effective as of March 24, 2025, Amendment No. 2 to Exclusive License Agreement, effective as of April 23, 2025, and Amendment No. 3 to Exclusive License Agreement, effective as of June 5, 2025 (collectively the “Existing Agreement”); and
WHEREAS, the Parties now seek to amend Section 4.2(d) of the Existing Agreement as further described herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained below, the Parties agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment No. 4 shall have the meanings given to such terms in the Existing Agreement.
2.Payment for Prepaid Expenses. Section 4.2(d) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:
With respect to and as applicable to any Keros CMO agreement or Keros Contractor agreement assigned to Takeda pursuant to Section 4.2(c), if (i) Keros has prepaid such Keros CMO or Keros Contractor for amounts that (A) are directly attributable to the Exploitation of the Licensed Compound in the Territory, and (B) are solely for services or other activities performed or completed or goods supplied after the Keros Contractor Assignment Date (as defined below) and do not relate to activities that have been performed, services rendered, or goods supplied prior to the Keros Contractor Assignment Date (the “Prepaid Expenses”), and (ii) Takeda is issued a credit for, or otherwise receives the benefit of, such Prepaid Expenses as part of the assignment of such Keros CMO agreement or Keros Contractor agreement to Takeda, then Takeda shall reimburse Keros for the amount of the credit or benefit received by Takeda as part of such assignment (the “Prepaid Expenses Credit Reimbursement”). Takeda shall pay the Prepaid Expenses Credit Reimbursement within [***] after receipt of an invoice therefor. For purposes of this Section 4.2(d), a “Keros Contractor Assignment Date” shall mean the effective date on which Keros’s existing applicable agreement with a Keros CMO or a Keros Contractor has been assigned to Takeda or its designee pursuant to a written assignment agreement.
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Notwithstanding any language to the contrary, Takeda shall not be required to pay the amount previously invoiced by Keros under the original terms of Section 4.2(d) and such previous invoice shall become void upon Amendment No. 4 Effective Date.
3.Deletion of Schedule 4.2(d). Schedule 4.2(d) of the Existing Agreement is hereby deleted in its entirety.
4.Effectiveness of Agreement. Except for the changes expressly specified in this Amendment No. 4 all other terms and conditions of the Existing Agreement shall remain unchanged and continue to be in full force and effect on its terms.
5.Execution in Counterparts. This Amendment No. 4 may be executed in any number of counterparts (delivery of which may be by facsimile, via email as a portable document format (.pdf) or through the use of electronic signatures), each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.
[Signature page follows.]
2

IN WITNESS, WHEREOF, each Party hereto, intending to be legally bound hereby, have caused this Amendment No. 4 to be executed and delivered by its proper and duly authorized officer effective as of the Amendment No. 4 Effective Date.

Keros Therapeutics, Inc.
By: /s/ Jasbir Seehra
Name: Jasbir Seehra
Date: 6/13/2025

Takeda Pharmaceuticals U.S.A., Inc.
By: /s/ Phil McGurk
Name: Phil McGurk
Date: 6/16/2025

Signature Page to Amendment No. 4 to Exclusive License Agreement